Exhibit 10.1

EXECUTION COPY

EIGHTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of December 5, 2014 (this “Amendment”) is entered into among AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, a Delaware corporation (in such capacity, the “Seller”), AMERISOURCEBERGEN DRUG CORPORATION, a Delaware corporation, as the initial Servicer (in such capacity, the “Servicer”), the PURCHASER AGENTS and PURCHASERS listed on the signature pages hereto, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrator (in such capacity, the “Administrator”).

R E C I T A L S

The Seller, Servicer, the Purchaser Groups, and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Agreement”).

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Certain Defined Terms.  Capitalized terms used but not defined herein shall have the meanings set forth for such terms in Exhibit I to the Agreement.

2.                                      Amendments to the Agreement.  As of the Effective Date (as defined below), the Agreement is hereby amended as follows:

(i)                                     Section 5.1(s) of the Agreement is hereby replaced in its entirety with the following:

(s)                                   Investment Company, Etc.  The Seller is neither (i) an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), nor (ii) a “covered fund” under Section 13 of the U.S. Bank Holding Company Act of 1956, as amended, and the applicable rules and regulations thereunder.  In determining that the Seller is not a covered fund, the Seller is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.

(ii)                                  The following new Section 5.1(u) is hereby added to the Agreement immediately following existing Section 5.1(t) thereof:

(u)                                 Anti-Corruption Laws and Sanctions. The Seller has implemented and will maintain in effect and enforce policies and procedures designed to ensure compliance by the Seller and its directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions. None of the Seller or, to the knowledge of the Seller, any director, officer, employee or agent of the Seller, is a Sanctioned Person.  No part of the proceeds of any Purchase will be used (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing the activities or transactions of or with any Sanctioned Person or in any Sanctioned Country.  The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Seller or (ii) the ability of the Seller to perform any of its obligations under the Transaction Documents or (B) result in a violation of applicable law by any Secured Party.

(iii)                               The following new Section 5.3(o) is hereby added to the Agreement immediately following existing Section 5.3(n) thereof:

(o)                                 Anti-Corruption Laws and Sanctions. The Servicer has implemented and will maintain in effect and enforce policies and procedures designed to ensure compliance by the Servicer, its Subsidiaries and their directors, officers, employees and agents with applicable Anti-Corruption Laws and Sanctions.  None of the Servicer or any Subsidiary or, to the knowledge of the Servicer, any director, officer, employee or agent of the Servicer or any Subsidiary, is a Sanctioned Person.  No part of the proceeds of any Purchase hereunder, or any sale of Receivables under the Receivables Sale Agreement, in either case, will be used (A) for the purpose of funding payments to any officer or employee of a governmental or regulatory authority, or any Person controlled by a governmental or regulatory authority, or any political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in violation of applicable Anti-Corruption Laws or (B) for the purpose of financing the activities or transactions of or with any Sanctioned Person or in any Sanctioned Country. The Transactions will not violate any applicable Anti-Corruption Laws or Sanctions except to the extent any such violations, individually or in the aggregate, could not reasonably be expected to (A) have a material adverse effect on (i) the business, financial condition, operations or properties of the Servicer or (ii) the ability of the Servicer to perform any of its obligations under the Transaction Documents or (B) result in a violation of applicable law by any Secured Party.

(iv)                              The following new Section 7.2(m) is hereby added to the Agreement immediately following existing Section 7.2(l) thereof:

(m)                             Anti-Corruption Laws and Sanctions.  Seller will not permit the use of the proceeds of any Purchase (i) for the purpose of financing a payment to any Person in violation of applicable Anti-Corruption Laws, (ii) for the purpose of financing any activity or transaction of or with any Sanctioned Person or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any applicable Sanctions by any party hereto.

(v)                                 Section 9.1(g) of the Agreement is hereby amended by replacing the phrase “25 days” where it appears therein with the phrase “30 days”.

(vi)                              The notice address for Wells Fargo, in each of its capacities, where it appears beneath its signature on signature pages S-3 and S-4 of the Agreement is hereby replaced in its entirety with the following:

Address: 1100 Abernathy Road

Suite 1600

Atlanta, GA 30328

E-mail: WFCFReceivablesSecuritizationAtlanta@wellsfargo.com

Facsimile: 866-972-3558

Attention: Ryan Tozier

Telephone: 770-508-2171

Facsimile: 855-818-1936

Attention:  Tim Brazeau

Telephone: 770-508-2165

Facsimile: 855-818-1932

(vii)                           The following new defined terms and definitions thereof are hereby added to Exhibit I to the Agreement in appropriate alphabetical order:

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977 and all other laws, rules, and regulations of any jurisdiction applicable to the Seller, the Servicer, the Performance Guarantor or any of their Subsidiaries concerning or relating to bribery, money laundering or corruption.

“Sanctioned Country” means, at any time, a country or territory that is itself the subject or target of any Sanctions.

“Sanctioned Person” means (a) any Person listed in any Sanctions-related list of specially designated foreign nationals or other Persons maintained (i) by the Office of Foreign Assets Control of the US Department of Treasury, the US State Department, the US Department of Commerce or the US Department of the Treasury or (ii) by the United

Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (b) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time (a) by the US government, including those administered by the Office of Foreign Assets Control of the US Department of Treasury, the US State Department, the US Department of Commerce or the US Department of the Treasury, (b) by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom or (c) by other relevant sanctions authorities to the extent compliance with the sanctions imposed by such other authorities would not entail a violation of applicable law.

“Transactions” means the execution, delivery and performance by the Seller, the Servicer, the Performance Guarantor and each Originator of the Transaction Documents to which it is to be a party, the making of Purchases hereunder, the purchase and sale of Receivables under the Purchase and Sale Agreement, the use of the proceeds thereof and the other transactions contemplated hereby and by the other Transaction Documents.

(viii)                        Clause (k) of the definition of “Eligible Receivable” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

(k)                                 which has a related Obligor that (i) is a Person domiciled in the United States of America and (ii) is not a Sanctioned Person;

(ix)                              The definition of “Obligor Concentration Limit” set forth in Exhibit I to the Agreement is hereby replaced in its entirety with the following:

“Obligor Concentration Limit” means, at any time, in relation to the aggregate Outstanding Balance of Eligible Receivables owed by any single Obligor and its Affiliates (if any), the applicable concentration limit determined as follows for Obligors who have short term unsecured debt ratings currently assigned to them by S&P and/or Moody’s (or in the absence thereof, the equivalent long term unsecured senior debt ratings):

S&P Rating	Moody’s Rating	Allowable % of Eligible Receivables
A-1	P-1	20.00%
A-2	P-2	10.00%
A-3	P-3	6.67%
Below A-3 or not rated by either S&P or Moody’s	Below P-3 or not rated by either S&P or Moody’s	3.00%

; provided that, (a) if any Obligor is rated by both S&P and Moody’s and has a split rating, the applicable rating will be the lower of the two, (b) if any Obligor is not rated by either S&P or Moody’s, the applicable Obligor Concentration Limit shall be the one set forth in the last line of the table above, (c) if any Obligor is rated by only one of S&P and Moody’s, the applicable rating will be the rating assigned to such Obligor by S&P or Moody’s, as applicable and (d) upon Seller’s request from time to time, the Administrator and each Purchaser Agent may agree in writing, in their sole discretion, to a higher percentage of Eligible Receivables for a particular Obligor (each such Obligor, a “Special Obligor”) and its Affiliates (each such higher percentage, a “Special Concentration Limit”); it being understood that any Special Concentration Limit may be cancelled by the Administrator or any Purchaser Agent upon not less than five (5) Business Days’ written notice to the Seller.  For purposes of this clause (d), as of December 5, 2014 “Special Obligor” means each of Walgreen Co., Express Scripts Holding Company and Kaiser Permanente.  As of December 5, 2014 (i) Walgreen Co. shall have a Special Concentration Limit of 22.00%, (ii) Express Scripts Holding Company shall have a Special Concentration Limit of 12.00%, and (iii) Kaiser Permanente shall have a Special Concentration Limit of 8.00%.

(x)                                 Clause (a) of the definition of “Required Reserve Factor Floor” set forth in Exhibit I to the Agreement is hereby amended by replacing the percentage “20.50%” where it appears therein with the percentage “24.00%”.

(xi)                              The definition of “Scheduled Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended by replacing the date “June 28, 2016” where it appears therein with the date “December 5, 2017”.

3.                                      Representations and Warranties; Covenants.  Each of the Seller and the Servicer (on behalf of the Seller) hereby certifies, represents and warrants to the Administrator, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(i)                                     each of its representations and warranties contained in Article V of the Agreement is true and correct, in all material respects, as if made on and as of the Effective Date;

(ii)                                  no event has occurred and is continuing, or would result from this Amendment or any of the transactions contemplated herein, that constitutes an Amortization Event or Unmatured Amortization Event;

(iii)                               the Facility Termination Date for all Purchaser Groups has not occurred; and

(iv)                              the Credit Agreement has not been amended since July 9, 2013.

4.                                      Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement and each of the other Transaction Documents to “this Agreement”, “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement (or any related document or agreement) other than as expressly set forth herein.

5.                                      Effectiveness. This Amendment shall become effective on the date hereof (the “Effective Date”) upon satisfaction of each of the following conditions:

(a)                                 receipt by the Administrator and each Purchaser Agent of counterparts of (i) this Amendment and (ii) the amended and restated fee letter, dated as of the date hereof, by and among the Seller, the Servicer, the Administrator and each Purchaser Agent;

(b)                                 the Administrator, each Purchaser Agent and PNC Capital Markets LLC shall have received all accrued and unpaid fees, costs and expenses to the extent then due and payable to it or the Purchasers on the Effective Date; and

(c)                                  such other documents and instruments as a Purchaser Agent may reasonably request, in form and substance satisfactory to such Purchaser Agent.

6.                                      Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8.                                      Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any other Transaction Document or any provision hereof or thereof.

9.                                      Transaction Document.  This Amendment shall constitute a Transaction Document under the Agreement.

10.                               Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

11.                               Ratification.  After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AMERISOURCE RECEIVABLES FINANCIAL CORPORATION, as Seller

		By:	/s/ J.F Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

AMERISOURCEBERGEN DRUG CORPORATION, as initial Servicer

		By:	/s/ J.F. Quinn
		Name:	J.F. Quinn
		Title:	Vice President & Corporate Treasurer

Acknowledged and Agreed

AMERISOURCEBERGEN CORPORATION

By:	/s/ J.F. Quinn
Name:	J.F. Quinn
Title:	Vice President & Corporate Treasurer

Eighth Amendment to RPA

(ARFC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Administrator

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

VICTORY RECEIVABLES CORPORATION,
as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Purchaser Agent for
Victory Receivables Corporation

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Related Committed Purchaser
for Victory Receivables Corporation

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

Eighth Amendment to RPA

(ARFC)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Uncommitted Purchaser

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent and
Related Committed Purchaser
for Wells Fargo Bank, National Association

By:	/s/ Ryan C. Tozier
Name:	Ryan C. Tozier
Title:	Vice President

Eighth Amendment to RPA

(ARFC)

LIBERTY STREET FUNDING LLC,
as an Uncommitted Purchaser

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	Vice President

THE BANK OF NOVA SCOTIA,
as Purchaser Agent and
Related Committed Purchaser
for Liberty Street Funding LLC

By:	/s/ John Frazell
Name:	John Frazell
Title:	Director

Eighth Amendment to RPA

(ARFC)

PNC BANK, NATIONAL ASSOCIATION,
as a Purchaser Agent,
Uncommitted Purchaser and
Related Committed Purchaser

By:	/s/ Mark Falcione
Name:	Mark Falcione
Title:	Executive Vice President

Eighth Amendment to RPA

(ARFC)

WORKING CAPITAL MANAGEMENT CO., LP,
as Uncommitted Purchaser and
as Related Committed Purchaser for
Working Capital Management Co., LP

By:	/s/ Shinichi Nochiide
Name:	Shinichi Nochiide
Title:	Attorney-in-Fact

MIZUHO BANK, LTD.,
as Purchaser Agent for
Working Capital Management Co., LP

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Eighth Amendment to RPA

(ARFC)